SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.   SUBSEQUENT EVENTS

  On January 23, 2012, the Company acquired the remaining outstanding shares of Grayd it did not already own, pursuant to a previously announced compulsory acquisition carried out under the provisions of the Business Corporations Act (British Columbia). The January 23, 2012 purchase price of $11.8 million was comprised of $9.3 million in cash and 68,941 newly issued Agnico-Eagle shares.

  On February 16, 2012, Agnico-Eagle announced that the Board of Directors approved the payment of a quarterly cash dividend of $0.20 per common share, payable on March 15, 2012 to holders of record of the common shares of the Company on March 1, 2012.